Supplement dated June 14, 2013
to the Classes Institutional, R-1, R-2, R-3, R-4 and R-5 Shares Prospectus
for Principal Funds, Inc.
dated December 28, 2012
(as supplemented on February 8, 2013, March 15, 2013 and April 29, 2013)
This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Blue Chip Fund
Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, delete the information regarding Tom Rozycki and substitute:

•	Tom Rozycki (since 2012), Research Analyst & Associate Portfolio Manager

Global Multi-Strategy Fund
Delete the paragraph that begins, "On December 11, 2012, the Board of Directors approved the hiring of Finisterre Capital LLP ("Finisterre") as sub-advisor for the Global Multi-Strategy Fund."
Under the Principal Investment Strategies heading, delete the paragraph that begins with "Equity Long/Short" and substitute:
Equity Long/Short. This strategy provides long and short exposure to a diversified portfolio of U.S and non-U.S. equities which involves simultaneously investing in equities (i.e., investing long) the sub-advisor expects to increase in value (securities the sub-advisor believes are undervalued) and either selling equities (i.e., short sales or short selling) the sub-advisor expects to decrease in value (securities the sub-advisor believes are overvalued) or hedging equity market exposure in another way (i.e., by using derivatives such as futures or options). Long/short equity expresses industry views by emphasizing certain industries and it also seeks to exploit pricing inefficiencies between related equity securities. An example of exploiting pricing inefficiencies between related equity securities is building a portfolio containing long positions in the strongest companies of several industries and taking short positions in companies showing signs of weakness in the corresponding industries. This strategy has available two methods of analysis: fundamental analysis, a method of security analysis that involves examining a company's financial statements and operations, especially sales, earnings, products, management and competition and quantitative analysis, a method of security analysis that involves use of mathematical models to examine a company's measurable characteristics such as revenue, earnings, margins and market share.

PURCHASE OF FUND SHARES

In the Eligible Purchasers section, delete the text under the "For Institutional Class" sub-heading and substitute:

At the present time, eligible purchasers of Institutional Class shares also include but are not limited to:

•	sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs (that trade in an omnibus relationship),

•	certain institutional clients that have been approved by Principal Life for purposes of providing plan recordkeeping and

•	the portfolio manager of any adviser to the fund.